[LOGO] Merrill Lynch  Investment Managers

Semi-Annual Report

May 31, 2002

Merrill Lynch
Global Balanced Fund

www.mlim.ml.com

MERRILL LYNCH GLOBAL BALANCED FUND

Officers and Directors

Robert C. Doll, Jr., President
Terry K. Glenn, Director and Executive Vice President
David O. Beim, Director
James T. Flynn, Director
W. Carl Kester, Director
Karen P. Robards, Director
Peter John Gibbs, Senior Vice President
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

                                Merrill Lynch Global Balanced Fund, May 31, 2002

DEAR SHAREHOLDER

Effective May 1, 2002, the name of the Fund changed to Merrill Lynch Global Balanced Fund. In connection with the name change, the Fund implemented the Merrill Lynch Select Pricing(SM) System. Under this system, Class A Shares of the Fund have become Class D Shares and Class I Shares of the Fund have become Class A Shares. Class B and Class C Shares will keep their share designations. All sales charges and 12b-1 fees applicable to each class also will remain the same, including any applicable contingent deferred sales charges. The Fund's investment objective has remained the same: to seek long-term capital growth and current income through investment primarily in a mix of stocks and high-quality bonds of issuers located in the United States and other developed countries.

Fund Performance

For the six-month period ended May 31, 2002, Merrill Lynch Global Balanced Fund's Class A, Class B, Class C and Class D Shares had total returns of -0.46%, -0.93%, -0.93% and -0.58%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.)

The Fund began the six-month period ended May 31, 2002 with a neutral stance toward equity markets but moved to an overweighted position following the sharp correction in January 2002. This position was maintained until the end of the period and produced mildly positive results to performance. The primary source of the Fund's outperformance relative to its benchmark index, a combination of the unmanaged Morgan Stanley Capital International (MSCI) World Index and the Salomon Smith Barney World Government Bond Index (Hedged), during the six-month period came from investment selection within equity markets. While we became increasingly confident of a sustainable recovery in global economic growth, our analysis suggested that the share prices of many economically sensitive companies, particularly in the United States, were already discounting a strong recovery in earnings, which appeared too optimistic. For this reason, we pursued a balanced strategy that combined exposure to reasonably priced economically sensitive companies with exposure to defensive growth companies we expected to deliver good earnings growth at attractive valuations.

This strategy proved beneficial. The Portfolio benefited from good stock selection in the consumer discretionary sector where holdings in the auto manufacturers, Nissan Motor Co., Ltd. and BMW AG performed well on the back of strong sales and improving operational momentum. Elsewhere in this broad sector, our choice of media shares was also positive as holdings such as the US outdoor advertising and radio company Clear Channel Communications, Inc. and Singapore Press Holdings Ltd. performed well as investors priced in a recovery in advertising spending. Stock selection within the industrials sector was also positive. Holdings such as Sandvik AB, the Swedish tool manufacturer with significant exposure to the United States, performed well as investors priced in rising demand for its products. The other main driver of outperformance relative to the Fund's benchmark index was our underweighted stance toward the information technology sector, which performed poorly. Within the sector, our significant underweighting of telecommunications equipment companies was beneficial as weakening demand for their products led to a number of profit warnings. Conversely, our overweighted exposure to the consumer staples sector was positive. Selected defensive growth companies such as Tesco PLC, the dominant supermarket operator in the United Kingdom, performed well as disappointments in other areas of the market increased the attractiveness of visible and predictable earnings growth.

The fixed income component of the Fund underperformed the benchmark index over the period. All of this underperformance took place in December 2001, when bond yields started to rise with growing optimism of an early economic recovery. In particular, the overweighted position in euro area government bonds had a negative impact, partly balanced by a positive contribution from a short duration position in UK gilts. In the first five months of 2002, the bond segment of the Portfolio slightly outperformed the benchmark index.

Economic & Market Review

Global equity markets were volatile during the six-month period ended May 31, 2002 with the unmanaged MSCI World Index returning -2.31%. Although economic data releases pointed to a recovery in global growth, disappointing corporate earnings announcements, concerns over accounting issues and the threat of terrorism weighed on investor sentiment.

The US equity market fell early in the period as profit warnings from a number of technology companies highlighted that the trading environment was still poor. The collapse of the energy company, Enron Corporation, also eroded confidence as investors questioned the accuracy of profits reported by US companies and demanded a higher risk premium from those perceived to have complex accounts. These issues overshadowed improving economic indicators. European markets followed the United States down, with the Argentinean crisis causing weakness to companies with exposure there. The Japanese equity market was particularly weak as rising numbers of bankruptcies, together with falling stock prices, raised concerns over the solvency of the banking sector.

Global markets then rallied in March 2002 as investors were encouraged by comments from US Federal Reserve Board Chairman Alan Greenspan, who suggested that an economic expansion was underway. This appeared to be confirmed by economic data showing rising industrial production and further improvements in consumer confidence. The Japanese equity market performed particularly well as the introduction of stricter short selling restrictions forced some buying.

However, this momentum faded in April. While US first quarter corporate profits were broadly in line with expectations, forward guidance remained very cautious, which caused some concerns about the timing of the expected profits recovery. In addition, some US economic data releases pointed to a moderation in the pace of expansion. These two factors also contributed to the dollar weakening relative to other major currencies toward the end of the period. Far Eastern markets proved more resilient, particularly Japan, as foreign investors regained interest and there was increased hope that the recovering export sector may catalyse a broader economic recovery.

Global bond markets produced mediocre returns over the period. As evidence of the economic recovery started to show in the economic indicators, government bonds sold off both in the United States and in Europe. US Treasury issues recovered somewhat in the second quarter after a mixed set of economic data undermined investor confidence in the recovery. Euro area government bond yields rose in the period. The yield curve flattened slightly as expectations of interest rate rises were being priced in. UK gilts were undermined by the continuing strength in the consumer sector. Japanese government bonds fared poorly in January on concerns about potentially increased issuance and the non-performing loan situation. Strong domestic demand supported the Japanese market in the rest of the period. The credit rating downgrades by Standard & Poor's and Moody's Investors Service toward the end of the period had little impact on the market.

Portfolio Activity

Within the equity component of the Fund, we modestly increased economic sensitivity as our confidence in a global recovery rose. The degree of this move was constrained by demanding valuations. We increased exposure to media companies expected to benefit from recovering advertising and spending and also added to mining companies, which should benefit from rising demand for commodities. These additions were funded in part by a reduction of our pharmaceutical exposure as we became less confident that certain companies would successfully introduce new products. We also made changes to our information technology exposure. During the middle of the period, we reduced exposure to semiconductor companies following a period of strong outperformance.

Within the fixed income component of the Fund, we closed our long duration positions and an overall short duration position was established as evidence of an economic recovery started to come through. In the dollar-bloc government bonds, our overweighted position was closed in January, and a short duration position was established in March. The long duration position in the euro area was first scaled back and a small underweighted position established in April. Active positions were put in place in peripheral European government bond markets, including Sweden and Denmark. A small position was also established in investment-grade corporate bonds. An underweighted position was maintained in UK gilts and in Japan.

Investment Outlook

We continue to believe that low interest rates and expansionary fiscal policy will sustain the synchronized global economic recovery currently under way. We expect the normalization of inventory levels will take several quarters and this will serve to boost economic growth in the near term.

In the medium term, however, there are a number of structural issues that may restrain the pace of expansion over this cycle. As US consumer spending growth held up very well during the economic slowdown, we do not expect a significant increase at this time, especially as relatively high debt levels mean that consumption will be very sensitive to rising interest rates. While we are expecting a recovery in corporate profits, the recovery in corporate investment spending will be restrained by still high levels of capacity and the


                                     2 & 3

                                Merrill Lynch Global Balanced Fund, May 31, 2002

desire to repair balance sheets by paying down debt.

In terms of portfolio positioning, we believe that the sharp rebound in global leading economic indicators, together with high levels of operational gearing in the United States and elsewhere, argues for maintaining a modest overweighted position in equities. However, our analysis suggests that the valuations of many economically sensitive issues, particularly in the United States are discounting a strong recovery in profits, which in some cases may prove too optimistic. Our strategy within equity markets is therefore to focus on relative valuations. This leads us to a balanced strategy, combining selected economically sensitive exposure with defensive companies that we believe are offering good growth at reasonable valuations.

The outlook for bond markets is driven by the prospect for monetary tightening later in the year, the inflation picture and the robustness of the economic recovery. Although all major central banks outside Japan are expected to raise interest rates in the fall, the pace of tightening is likely to be modest. Inflation is expected to remain relatively benign, given the still prevalent excess capacity. Within Europe, we see better relative value in euro-area government bonds and especially peripheral countries than in UK gilts. We remain underweighted in Japan, where the fiscal deficit remains a concern, and early indicators of an economic rebound are becoming visible.

In Conclusion

We thank you for your investment in Merrill Lynch Global Balanced Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Robert C. Doll, Jr.

Robert C. Doll, Jr.
President


/s/ Chris Turner

Chris Turner
Senior Portfolio Manager

July 8, 2002

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years.

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                      6-Month        12-Month    Since Inception
As of May 31, 2002                  Total Return   Total Return   Total Return
================================================================================
ML Global Balanced Class A Shares      -0.46%         -7.03%         - 8.68%
--------------------------------------------------------------------------------
ML Global Balanced Class B Shares      -0.93          -8.03          -11.48
--------------------------------------------------------------------------------
ML Global Balanced Class C Shares      -0.93          -8.03          -11.53
--------------------------------------------------------------------------------
ML Global Balanced Class D Shares      -0.58          -7.35          - 9.45
================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if sales charges were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's inception date is 4/30/99.

Average Annual Total Return

                                           % Return Without      % Return With
                                             Sales Charge         Sales Charge**
==============================================================================
Class A Shares*
==============================================================================
One Year Ended 3/31/02                           -3.13%               -8.22%
------------------------------------------------------------------------------
Inception (4/30/99) through 3/31/02              -2.83                -4.60
------------------------------------------------------------------------------

 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                % Return            % Return
                                              Without CDSC          With CDSC**
=============================================================================
Class B Shares*
=============================================================================
One Year Ended 3/31/02                           -4.15%               -7.98%
-----------------------------------------------------------------------------
Inception (4/30/99) through 3/31/02              -3.82                -4.77
-----------------------------------------------------------------------------

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

=============================================================================
                                                % Return            % Return
                                              Without CDSC          With CDSC**
=============================================================================
Class C Shares*
=============================================================================
One Year Ended 3/31/02                           -4.14%               -5.10%
-----------------------------------------------------------------------------
Inception (4/30/99) through 3/31/02              -3.80                -3.80
-----------------------------------------------------------------------------

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

==============================================================================
                                           % Return Without      % Return With
                                             Sales Charge         Sales Charge**
==============================================================================
Class D Shares*
==============================================================================
One Year Ended 3/31/02                           -3.36%               -8.43%
------------------------------------------------------------------------------
Inception (4/30/99) through 3/31/02              -3.07                -4.84
------------------------------------------------------------------------------

 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.


                                     4 & 5

                                Merrill Lynch Global Balanced Fund, May 31, 2002

STATEMENT OF ASSETS AND LIABILITIES

MERRILL LYNCH
GLOBAL BALANCED
FUND              As of May 31, 2002
==================================================================================================================================
Assets:           Investment in Mercury Master Global Balanced Portfolio, at value (identified
                  cost--$225,541,105) ..................................................................             $ 225,009,864
                  Prepaid registration fees ............................................................                    55,069
                                                                                                                     -------------
                  Total assets .........................................................................               225,064,933
                                                                                                                     -------------
==================================================================================================================================
Liabilities:      Payables:
                    Distributor ........................................................................  $182,277
                    Administrative fees ................................................................    35,172         217,449
                                                                                                          --------
                  Accrued expenses .....................................................................                    86,908
                                                                                                                     -------------
                  Total liabilities ....................................................................                   304,357
                                                                                                                     -------------
==================================================================================================================================
Net Assets:       Net assets ...........................................................................             $ 224,760,576
                                                                                                                     =============
==================================================================================================================================
Net Assets        Class A Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized ......             $          50
Consist of:       Class B Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized ......                     1,737
                  Class C Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized ......                       700
                  Class D Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized ......                       162
                  Paid-in capital in excess of par .....................................................               274,268,847
                  Accumulated investment loss--net .....................................................                (3,175,673)
                  Accumulated realized capital losses on investments and foreign currency transactions
                  from the Portfolio--net ..............................................................               (45,884,817)
                  Unrealized depreciation on investments and foreign currency transactions from the
                  Portfolio--net .......................................................................                  (450,430)
                                                                                                                     -------------
                  Net assets ...........................................................................             $ 224,760,576
                                                                                                                     =============
==================================================================================================================================
Net Asset         Class A--Based on net assets of $4,263,006 and 495,808 shares outstanding ............             $        8.60
Value:                                                                                                               =============
                  Class B--Based on net assets of $147,195,962 and 17,367,703 shares outstanding .......             $        8.48
                                                                                                                     =============
                  Class C--Based on net assets of $59,389,073 and 7,002,770 shares outstanding .........             $        8.48
                                                                                                                     =============
                  Class D--Based on net assets of $13,912,535 and 1,622,676 shares outstanding .........             $        8.57
                                                                                                                     =============
==================================================================================================================================

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

MERRILL LYNCH
GLOBAL BALANCED
FUND               For the Six Months Ended May 31, 2002
=========================================================================================================================
Investment Income  Investment income allocated from the Portfolio:
From the             Interest ..............................................................                  $ 1,742,109
Portfolio--Net:      Dividends (net of $105,757 foreign withholding tax) ...................                    1,437,695
                     Securities lending--net ...............................................                        8,439
                     Expenses ..............................................................                     (930,968)
                                                                                                              -----------
                   Net investment income from the Portfolio ................................                    2,257,275
                                                                                                              -----------
=========================================================================================================================
Expenses:          Account maintenance and distribution fees--Class B ......................   $   793,655
                   Account maintenance and distribution fees--Class C ......................       330,861
                   Administration fees .....................................................       245,431
                   Transfer agent fees--Class B ............................................       110,630
                   Printing and shareholder reports ........................................        57,815
                   Transfer agent fees--Class C ............................................        47,406
                   Registration fees .......................................................        28,402
                   Professional fees .......................................................        28,036
                   Account maintenance fees--Class D .......................................        19,635
                   Transfer agent fees--Class D ............................................         9,410
                   Transfer agent fees--Class A ............................................         2,888
                   Other ...................................................................         4,199
                                                                                               -----------
                   Total expenses ..........................................................                    1,678,368
                                                                                                              -----------
                   Investment income--net ..................................................                      578,907
                                                                                                              -----------
=========================================================================================================================
Realized &         Realized gain (loss) from the Portfolio on:
Unrealized Gain      Investments--net ......................................................    (8,841,649)
(Loss) from the      Foreign currency transactions--net ....................................     2,708,698     (6,132,951)
Portfolio--Net:                                                                                -----------
                   Change in unrealized depreciation on investments and foreign currency
                   transactions from the Portfolio--net ....................................                    3,231,080
                                                                                                              -----------
                   Total realized and unrealized loss on investments and foreign currency
                   transactions--net .......................................................                   (2,901,871)
                                                                                                              -----------
                   Net Decrease in Net Assets Resulting from Operations ....................                  $(2,322,964)
                                                                                                              ===========
=========================================================================================================================

      See Notes to Financial Statements.


                                     6 & 7

                                Merrill Lynch Global Balanced Fund, May 31, 2002

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                For the Six        For the
MERRILL LYNCH                                                                                  Months Ended       Year Ended
GLOBAL BALANCED                                                                                  May 31,         November 30,
FUND               Increase (Decrease) in Net Assets:                                              2002              2001
=============================================================================================================================
Operations:        Investment income--net ................................................    $     578,907     $   2,604,129
                   Realized loss on investments and foreign currency transactions from
                   the Portfolio--net ....................................................       (6,132,951)      (38,983,362)
                   Change in unrealized appreciation/depreciation on investments and
                   foreign currency transactions from the Portfolio--net .................        3,231,080        (1,969,468)
                                                                                              -------------     -------------
                   Net decrease in net assets resulting from operations ..................       (2,322,964)      (38,348,701)
                                                                                              -------------     -------------
=============================================================================================================================
Dividends to       Investment income--net:
Shareholders:        Class A .............................................................               --          (354,668)
                     Class B .............................................................               --        (6,750,778)
                     Class C .............................................................               --        (3,219,821)
                     Class D .............................................................               --        (1,033,657)
                   In excess of investment income--net:
                     Class A .............................................................               --            (7,822)
                     Class B .............................................................               --          (148,883)
                     Class C .............................................................               --           (71,011)
                     Class D .............................................................               --           (22,796)
                                                                                              -------------     -------------
                   Net decrease in net assets resulting from dividends to shareholders ...               --       (11,609,436)
                                                                                              -------------     -------------
=============================================================================================================================
Capital Share      Net decrease in net assets derived from capital share transactions ....      (41,003,419)      (72,710,604)
Transactions:                                                                                 -------------     -------------
=============================================================================================================================
Net Assets:        Total decrease in net assets ..........................................      (43,326,383)     (122,668,741)
                   Beginning of period ...................................................      268,086,959       390,755,700
                                                                                              -------------     -------------
                   End of period* ........................................................    $ 224,760,576     $ 268,086,959
                                                                                              =============     =============
=============================================================================================================================
                  *Accumulated investment loss--net ......................................    $  (3,175,673)    $  (3,614,082)
                                                                                              =============     =============
=============================================================================================================================

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                                    Class A+++
                                                                              -----------------------------------------------------
MERRILL LYNCH                                                                                                              For the
GLOBAL BALANCED    The following per share data and                                                                        Period
FUND               ratios have been derived from information                   For the Six       For the Year Ended       April 30,
                   provided in the financial statements.                      Months Ended          November 30,          1999+ to
                                                                                 May 31,       ----------------------     Nov. 30,
                   Increase (Decrease) in Net Asset Value:                        2002           2001          2000         1999
===================================================================================================================================
Per Share          Net asset value, beginning of period ....................    $ 8.64         $  10.01      $10.80       $ 10.00
Operating                                                                       ------         --------      ------       -------
Performance:       Investment income--net ..................................       .06@@            .16@@       .16@@         .11
                   Realized and unrealized gain (loss) on investments and
                   foreign currency transactions from the Portfolio--net ...      (.10)           (1.12)       (.75)          .69
                                                                                ------         --------      ------       -------
                   Total from investment operations ........................      (.04)            (.96)       (.59)          .80
                                                                                ------         --------      ------       -------
                   Less dividends from:
                     Investment income--net ................................        --             (.40)       (.12)           --
                     In excess of investment income--net ...................        --             (.01)       (.08)           --
                                                                                ------         --------      ------       -------
                   Total dividends .........................................        --             (.41)       (.20)           --
                                                                                ------         --------      ------       -------
                   Net asset value, end of period ..........................    $ 8.60         $   8.64      $10.01       $ 10.80
                                                                                ======         ========      ======       =======
===================================================================================================================================
Total Investment   Based on net asset value per share ......................     (.46%)@        (10.01%)      5.60%         8.00%@
Return:**                                                                       ======         ========      ======       =======
===================================================================================================================================
Ratios to Average  Expenses++ ..............................................     1.17%*           1.05%       1.01%         1.10%*
Net Assets:                                                                     ======         ========      ======       =======
                   Investment income--net ..................................     1.41%*           1.74%       1.44%         1.73%*
                                                                                ======         ========      ======       =======
===================================================================================================================================
Supplemental       Net assets, end of period (in thousands) ................    $4,263         $  5,549      $9,312       $13,333
Data:                                                                           ======         ========      ======       =======
===================================================================================================================================

  *   Annualized.
 **   Total investment returns exclude the effects of sales charges.
  +   Commencement of operations.
 ++   Includes the Fund's share of the Portfolio's allocated expenses.
+++   Prior to May 1, 2002, Class A Shares were designated Class I Shares.
  @   Aggregate total investment return.
 @@   Based on average shares outstanding.

      See Notes to Financial Statements.


                                     8 & 9

                                Merrill Lynch Global Balanced Fund, May 31, 2002

FINANCIAL HIGHLIGHTS (concluded)

                                                                                                     Class B
                                                                              -----------------------------------------------------
MERRILL LYNCH                                                                                                               For the
GLOBAL BALANCED    The following per share data and                                                                         Period
FUND               ratios have been derived from information                   For the Six       For the Year Ended        April 30,
                   provided in the financial statements.                      Months Ended          November 30,           1999+ to
                                                                                 May 31,       ----------------------      Nov. 30,
                   Increase (Decrease) in Net Asset Value:                        2002           2001          2000          1999
===================================================================================================================================
Per Share          Net asset value, beginning of period ....................    $   8.56       $   9.91      $  10.73      $  10.00
Operating                                                                       --------       --------      --------      --------
Performance:       Investment income--net ..................................         .02@@          .07@@         .05@@         .04
                   Realized and unrealized gain (loss) on investments and
                   foreign currency transactions from the Portfolio--net ...        (.10)         (1.13)         (.73)          .69
                                                                                --------       --------      --------      --------
                   Total from investment operations ........................        (.08)         (1.06)         (.68)          .73
                                                                                --------       --------      --------      --------
                   Less dividends from:
                     Investment income--net ................................          --           (.28)         (.09)           --
                     In excess of investment income--net ...................          --           (.01)         (.05)           --
                                                                                --------       --------      --------      --------
                   Total dividends .........................................          --           (.29)         (.14)           --
                                                                                --------       --------      --------      --------
                   Net asset value, end of period ..........................    $   8.48       $   8.56      $   9.91      $  10.73
                                                                                ========       ========      ========      ========
===================================================================================================================================
Total Investment   Based on net asset value per share ......................       (.93%)@      (10.99%)       (6.44%)        7.30%@
Return:**                                                                       ========       ========      ========      ========
===================================================================================================================================
Ratios to Average  Expenses++ ..............................................       2.19%*         2.07%         2.02%         2.12%*
Net Assets:                                                                     ========       ========      ========      ========
                   Investment income--net ..................................        .41%*          .72%          .43%          .68%*
                                                                                ========       ========      ========      ========
===================================================================================================================================
Supplemental       Net assets, end of period (in thousands) ................    $147,196       $171,223      $236,313      $277,296
Data:                                                                           ========       ========      ========      ========
===================================================================================================================================

                                                                                                     Class C
                                                                              -----------------------------------------------------
                                                                                                                          For the
                   The following per share data and                                                                        Period
                   ratios have been derived from information                   For the Six       For the Year Ended       April 30,
                   provided in the financial statements.                      Months Ended          November 30,          1999+ to
                                                                                 May 31,       ----------------------     Nov. 30,
                   Increase (Decrease) in Net Asset Value:                        2002           2001          2000         1999
===================================================================================================================================
Per Share          Net asset value, beginning of period ....................    $  8.56        $   9.90      $  10.73      $  10.00
Operating                                                                       -------        --------      --------      --------
Performance:       Investment income--net ..................................        .02@@           .07@@         .05@@         .04
                   Realized and unrealized gain (loss) on investments and
                   foreign currency transactions from the Portfolio--net ...       (.10)          (1.12)         (.74)          .69
                                                                                -------        --------      --------      --------
                   Total from investment operations ........................       (.08)          (1.05)         (.69)          .73
                                                                                -------        --------      --------      --------
                   Less dividends from:
                     Investment income--net ................................         --            (.28)         (.09)           --
                     In excess of investment income--net ...................         --            (.01)         (.05)           --
                                                                                -------        --------      --------      --------
                   Total dividends .........................................         --            (.29)         (.14)           --
                                                                                -------        --------      --------      --------
                   Net asset value, end of period ..........................    $  8.48        $   8.56      $   9.90      $  10.73
                                                                                =======        ========      ========      ========
===================================================================================================================================
Total Investment   Based on net asset value per share ......................      (.93%)@       (10.97%)       (6.52%)        7.30%@
Return:**                                                                       =======        ========      ========      ========
===================================================================================================================================
Ratios to Average  Expenses++ ..............................................      2.20%*          2.07%         2.02%         2.10%*
Net Assets:                                                                     =======        ========      ========      ========
                   Investment income--net ..................................       .39%*           .72%          .43%          .70%*
                                                                                =======        ========      ========      ========
===================================================================================================================================
Supplemental       Net assets, end of period (in thousands) ................    $59,389        $ 73,805      $116,277      $146,078
Data:                                                                           =======        ========      ========      ========
===================================================================================================================================

                                                                                                    Class D+++
                                                                              -----------------------------------------------------
                                                                                                                          For the
                   The following per share data and                                                                        Period
                   ratios have been derived from information                   For the Six       For the Year Ended       April 30,
                   provided in the financial statements.                      Months Ended          November 30,          1999+ to
                                                                                 May 31,       ----------------------     Nov. 30,
                   Increase (Decrease) in Net Asset Value:                        2002           2001          2000         1999
===================================================================================================================================
Per Share          Net asset value, beginning of period ....................    $  8.62        $   9.99      $ 10.78       $ 10.00
Operating                                                                       -------        --------      -------       -------
Performance:       Investment income--net ..................................        .05@@           .14@@        .13@@         .09
                   Realized and unrealized gain (loss) on investments and
                   foreign currency transactions from the Portfolio--net ...       (.10)          (1.14)        (.73)          .69
                                                                                -------        --------      -------       -------
                   Total from investment operations ........................       (.05)          (1.00)        (.60)          .78
                                                                                -------        --------      -------       -------
                   Less dividends from:
                     Investment income--net ................................         --            (.36)        (.12)           --
                     In excess of investment income--net ...................         --            (.01)        (.07)           --
                                                                                -------        --------      -------       -------
                   Total dividends .........................................         --            (.37)        (.19)           --
                                                                                -------        --------      -------       -------
                   Net asset value, end of period ..........................    $  8.57        $   8.62      $  9.99       $ 10.78
                                                                                =======        ========      =======       =======
===================================================================================================================================
Total Investment   Based on net asset value per share ......................      (.58%)@       (10.36%)      (5.75%)        7.80%@
Return:**                                                                       =======        ========      =======       =======
===================================================================================================================================
Ratios to Average  Expenses++ ..............................................      1.42%*          1.30%        1.26%         1.35%*
Net Assets:                                                                     =======        ========      =======       =======
                   Investment income--net ..................................      1.16%*          1.49%        1.19%         1.47%*
                                                                                =======        ========      =======       =======
===================================================================================================================================
Supplemental       Net assets, end of period (in thousands) ................    $13,913        $ 17,510      $28,854       $43,442
Data:                                                                           =======        ========      =======       =======
===================================================================================================================================

  *   Annualized.
 **   Total investment returns exclude the effects of sales charges.
  +   Commencement of operations.
 ++   Includes the Fund's share of the Portfolio's allocated expenses..
+++   Prior to May 1, 2002, Class D Shares were designated Class A Shares.
  @   Aggregate total investment return.
 @@   Based on average shares outstanding.

      See Notes to Financial Statements.


                                    10 & 11

                                Merrill Lynch Global Balanced Fund, May 31, 2002

NOTES TO FINANCIAL STATEMENTS

MERRILL LYNCH GLOBAL BALANCED FUND

1. Significant Accounting Policies:

Merrill Lynch Global Balanced Fund (the "Fund") (formerly Mercury Global Balanced Fund) is part of Mercury Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Mercury Master Global Balanced Portfolio (the "Portfolio") of Mercury Master Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The percentage of the Portfolio owned by the Fund at May 31, 2002 was 99.9%. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Class A and Class D Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class D distribution expenditures). The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of investment income are due primarily to differing tax treatments for post-October losses.

(f) Investment transactions--Investment transactions in the Portfolio are accounted for on a trade date basis.

2. Transactions with Affiliates:

The Corporation has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of ..20% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Corporation has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                     Account       Distribution
                                                 Maintenance Fee        Fee
--------------------------------------------------------------------------------
Class B .....................................         .25%             .75%
Class C .....................................         .25%             .75%
Class D .....................................         .25%              --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co. also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended May 31, 2002, MLPF&S received contingent deferred sales charges of $821,350 and $1,649 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Corporation are officers and/or directors or trustees of the Trust, FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Investments:

Increases and decreases in the Fund's investment in the Portfolio for the six months ended May 31, 2002 were $1,743 and $42,760,406, respectively.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions were $41,003,419 and $72,710,604 for the six months ended May 31, 2002 and for the year ended November 30, 2001, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Six Months                                     Dollar
Ended May 31, 2002+                                 Shares            Amount
-------------------------------------------------------------------------------
Shares sold ............................            12,278         $    104,874
Shares redeemed ........................          (159,047)          (1,366,682)
                                                  --------         ------------
Net decrease ...........................          (146,769)        $ (1,261,808)
                                                  ========         ============
-------------------------------------------------------------------------------

+     Prior to May 1, 2002, Class A Shares were designated Class I Shares.

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended November 30, 2001+                            Shares            Amount
-------------------------------------------------------------------------------
Shares sold ............................            27,938         $    262,585
Shares issued to shareholders in
reinvestment of dividends ..............            32,575              311,090
                                                  --------         ------------
Total issued ...........................            60,513              573,675
Shares redeemed ........................          (347,906)          (3,170,294)
                                                  --------         ------------
Net decrease ...........................          (287,393)        $ (2,596,619)
                                                  ========         ============
-------------------------------------------------------------------------------

+     Prior to May 1, 2002, Class A Shares were designated Class I Shares.

-------------------------------------------------------------------------------
Class B Shares for the Six Months                                     Dollar
Ended May 31, 2002                                  Shares            Amount
-------------------------------------------------------------------------------
Shares sold ............................           271,243         $  2,308,395
Shares redeemed ........................        (2,916,584)         (24,792,852)
Automatic conversion of shares .........               (54)                (455)
                                                ----------         ------------
Net decrease ...........................        (2,645,395)        $(22,484,912)
                                                ==========         ============
-------------------------------------------------------------------------------


                                    12 & 13

                                Merrill Lynch Global Balanced Fund, May 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

MERRILL LYNCH GLOBAL BALANCED FUND

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended November 30, 2001                             Shares            Amount
-------------------------------------------------------------------------------
Shares sold ............................           633,298         $  5,790,882
Shares issued to shareholders in
reinvestment of dividends ..............           597,902            5,709,960
                                                ----------         ------------
Total issued ...........................         1,231,200           11,500,842
Shares redeemed ........................        (5,074,694)         (45,715,148)
                                                ----------         ------------
Net decrease ...........................        (3,843,494)        $(34,214,306)
                                                ==========         ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Six Months                                     Dollar
Ended May 31, 2002                                  Shares            Amount
-------------------------------------------------------------------------------
Shares sold ............................            52,852         $    449,052
Shares redeemed ........................        (1,670,755)         (14,207,652)
                                                ----------         ------------
Net decrease ...........................        (1,617,903)        $(13,758,600)
                                                ==========         ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended November 30, 2001                             Shares            Amount
-------------------------------------------------------------------------------
Shares sold ............................           279,451         $  2,593,093
Shares issued to shareholders in
reinvestment of dividends ..............           294,496            2,815,383
                                                ----------         ------------
Total issued ...........................           573,947            5,408,476
Shares redeemed ........................        (3,692,766)         (33,466,071)
                                                ----------         ------------
Net decrease ...........................        (3,118,819)        $(28,057,595)
                                                ==========         ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Six Months                                     Dollar
Ended May 31, 2002+                                 Shares            Amount
-------------------------------------------------------------------------------
Shares sold ............................            24,298         $    208,975
Automatic conversion of shares .........                53                  455
                                                  --------         ------------
Total issued ...........................            24,351              209,430
Shares redeemed ........................          (432,614)          (3,707,529)
                                                  --------         ------------
Net decrease ...........................          (408,263)        $ (3,498,099)
                                                  ========         ============
-------------------------------------------------------------------------------

+     Prior to May 1, 2002, Class D Shares were designated Class A Shares.

-------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended November 30, 2001+                            Shares            Amount
-------------------------------------------------------------------------------
Shares sold ............................            89,523         $    828,418
Shares issued to shareholders in
reinvestment of dividends ..............            90,896              868,969
                                                ----------         ------------
Total issued ...........................           180,419            1,697,387
Shares redeemed ........................        (1,038,649)          (9,539,471)
                                                ----------         ------------
Net decrease ...........................          (858,230)        $ (7,842,084)
                                                ==========         ============
-------------------------------------------------------------------------------

+     Prior to May 1, 2002, Class D Shares were designated Class A Shares.

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                     Mercury Master Global Balanced Portfolio
                     ---------------------------------------------------------------------------------------------------------------
                                                          Shares                                                          Percent of
EUROPE               Industries                            Held                Common Stocks                    Value     Net Assets
====================================================================================================================================
Belgium              Beverages                             53,270    Interbrew                               $ 1,615,041        0.7%
                     ---------------------------------------------------------------------------------------------------------------
                                                                     Total Investments in Belgium              1,615,041        0.7
====================================================================================================================================
Finland              Communications Equipment             116,864    Nokia Oyj (Series A) (a)                  1,670,546        0.7
                     ---------------------------------------------------------------------------------------------------------------
                                                                     Total Investments in Finland              1,670,546        0.7
====================================================================================================================================
France               Banks                                 29,480    BNP Paribas SA                            1,659,476        0.7
                     ---------------------------------------------------------------------------------------------------------------
                     Food & Drug Retailing                 23,931    Carrefour SA                              1,206,254        0.5
                     ---------------------------------------------------------------------------------------------------------------
                     Hotels, Restaurants & Leisure         30,059    Accor SA                                  1,224,468        0.6
                     ---------------------------------------------------------------------------------------------------------------
                     Oil & Gas                             14,650    TotalFinaElf SA 'B'                       2,284,443        1.0
                     ---------------------------------------------------------------------------------------------------------------
                     Pharmaceuticals                        6,650    Aventis SA                                  462,876        0.2
                     ---------------------------------------------------------------------------------------------------------------
                     Transportation Infrastructure         44,897   +Autoroutes du Sud de la France            1,172,426        0.5
                     ---------------------------------------------------------------------------------------------------------------
                                                                     Total Investments in France               8,009,943        3.5
====================================================================================================================================
Germany              Automobiles                           35,450    Bayerische Motoren Werke (BMW) AG         1,516,939        0.7
                     ---------------------------------------------------------------------------------------------------------------
                                                                     Total Investments in Germany              1,516,939        0.7
====================================================================================================================================
Ireland              Banks                                 97,950    Bank of Ireland                           1,251,455        0.6
                     ---------------------------------------------------------------------------------------------------------------
                     Construction Materials                81,329    CRH PLC                                   1,436,129        0.6
                     ---------------------------------------------------------------------------------------------------------------
                                                                     Total Investments in Ireland              2,687,584        1.2
====================================================================================================================================
Italy                Banks                                252,780    Intesa BCI SpA                              748,666        0.3
                                                           12,639    Intesa BCI SpA--RNC                          28,518        0.0
                                                          315,960    Unicredito Italiano SpA (a)               1,411,063        0.6
                                                                                                              ----------        ---
                                                                                                               2,188,247        0.9
                     ---------------------------------------------------------------------------------------------------------------
                     Oil & Gas                            117,702    ENI SpA                                   1,792,494        0.8
                     ---------------------------------------------------------------------------------------------------------------
                                                                     Total Investments in Italy                3,980,741        1.7
====================================================================================================================================


                                    14 & 15

                                Merrill Lynch Global Balanced Fund, May 31, 2002

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                     Mercury Master Global Balanced Portfolio (continued)
                     ---------------------------------------------------------------------------------------------------------------
EUROPE                                                    Shares                                                          Percent of
(concluded)          Industries                            Held                Common Stocks                    Value     Net Assets
====================================================================================================================================
Netherlands          Chemicals                              4,004    Akzo Nobel NV                           $   180,500        0.1%
                     ---------------------------------------------------------------------------------------------------------------
                     Diversified Financials                72,450    ING Groep NV                              1,916,305        0.9
                     ---------------------------------------------------------------------------------------------------------------
                     Media                                 26,740    Wolters Kluwer NV 'A'                       554,127        0.3
                     ---------------------------------------------------------------------------------------------------------------
                                                                     Total Investments in the Netherlands      2,650,932        1.3
====================================================================================================================================
Spain                Banks                                141,230    Banco Bilbao Vizcaya, SA                  1,703,490        0.8
                     ---------------------------------------------------------------------------------------------------------------
                     Diversified                           44,707   +Telefonica SA                               473,251        0.2
                     Telecommunication Services
                     ---------------------------------------------------------------------------------------------------------------
                                                                     Total Investments in Spain                2,176,741        1.0
====================================================================================================================================
Sweden               Machinery                             19,350    Atlas Copco AB 'A'                          462,942        0.2
                                                           45,230    Sandvik AB                                1,044,959        0.5
                     ---------------------------------------------------------------------------------------------------------------
                                                                     Total Investments in Sweden               1,507,901        0.7
====================================================================================================================================
Switzerland          Commercial Services & Supplies        14,200    Adecco SA (Registered Shares)               933,495        0.4
                     ---------------------------------------------------------------------------------------------------------------
                     Food Products                         11,220    Nestle SA (Registered Shares) (a)         2,724,796        1.2
                     ---------------------------------------------------------------------------------------------------------------
                     Insurance                             18,520    Swiss Re (Registered Shares)              1,888,288        0.8
                     ---------------------------------------------------------------------------------------------------------------
                     Pharmaceuticals                       39,590    Novartis AG (Registered Shares)           1,700,541        0.8
                                                            7,910    Roche Holding AG                            634,850        0.3
                                                                                                              ----------        ---
                                                                                                               2,335,391        1.1
                     ---------------------------------------------------------------------------------------------------------------
                                                                     Total Investments in Switzerland          7,881,970        3.5
====================================================================================================================================
United Kingdom       Aerospace & Defense                  205,203    BAE Systems PLC                           1,152,972        0.5
                     ---------------------------------------------------------------------------------------------------------------
                     Banks                                 69,670    Barclays PLC                                601,453        0.3
                                                           31,370    Royal Bank of Scotland Group PLC            913,422        0.4
                                                                                                              ----------        ---
                                                                                                               1,514,875        0.7
                     ---------------------------------------------------------------------------------------------------------------
                     Food & Drug Retailing                429,814    Tesco PLC                                 1,622,572        0.7
                     ---------------------------------------------------------------------------------------------------------------
                     Health Care Equipment & Supplies     102,510    Nycomed Amersham PLC                        933,704        0.4
                     ---------------------------------------------------------------------------------------------------------------
                     Media                                138,829    Reed Elsevier PLC                         1,334,594        0.6
                     ---------------------------------------------------------------------------------------------------------------
                     Metals & Mining                      182,845    Billiton PLC                              1,043,401        0.5
                                                          106,085    Rio Tinto PLC (Registered Shares)         2,021,011        0.9
                                                                                                              ----------        ---
                                                                                                               3,064,412        1.4
                     ---------------------------------------------------------------------------------------------------------------
                     Oil & Gas                            497,510    BP Amoco PLC                              4,258,546        1.9
                     ---------------------------------------------------------------------------------------------------------------
                     Paper & Forest Products               85,810    Bunzl PLC                                   656,664        0.3
                     ---------------------------------------------------------------------------------------------------------------
                     Pharmaceuticals                       20,458    AstraZeneca Group PLC                       899,820        0.4
                                                           64,929    GlaxoSmithKline PLC                       1,333,858        0.6
                                                                                                              ----------        ---
                                                                                                               2,233,678        1.0
                     ---------------------------------------------------------------------------------------------------------------
                     Transportation Infrastructure         79,890    BAA PLC                                     718,905        0.3
                     ---------------------------------------------------------------------------------------------------------------
                     Water Utilities                       65,800    Severn Trent PLC                            749,529        0.3
                     ---------------------------------------------------------------------------------------------------------------
                     Wireless                             786,384    Vodafone Group PLC                        1,188,033        0.5
                     Telecommunication Services
                     ---------------------------------------------------------------------------------------------------------------
                                                                     Total Investments in the
                                                                     United Kingdom                           19,428,484        8.6
====================================================================================================================================
                                                                     Total Investments in Europe
                                                                     (Cost--$51,590,311)                      53,126,822       23.6
====================================================================================================================================
NORTH AMERICA
====================================================================================================================================
United States        Aerospace & Defense                   12,130    General Dynamics Corporation              1,220,278        0.5
                                                           14,690    United Technologies Corporation           1,011,700        0.5
                                                                                                              ----------        ---
                                                                                                               2,231,978        1.0
                     ---------------------------------------------------------------------------------------------------------------
                     Air Freight & Logistics               22,150    United Parcel Service, Inc. (Class B)     1,337,417        0.6
                     ---------------------------------------------------------------------------------------------------------------
                     Banks                                 33,890    Bank of America Corporation               2,569,201        1.1
                                                           38,270    The Bank of New York Company, Inc.        1,389,201        0.6
                                                           53,280    Washington Mutual, Inc.                   2,070,994        0.9
                                                           24,130    Wells Fargo Company                       1,264,412        0.6
                                                                                                              ----------        ---
                                                                                                               7,293,808        3.2
                     ---------------------------------------------------------------------------------------------------------------
                     Beverages                              9,990    The Coca-Cola Company                       555,044        0.2
                                                           16,300    PepsiCo, Inc.                               847,274        0.4
                                                                                                              ----------        ---
                                                                                                               1,402,318        0.6
                     ---------------------------------------------------------------------------------------------------------------
                     Commercial Services & Supplies        13,360    Avery Dennison Corporation                  873,343        0.4
                     ---------------------------------------------------------------------------------------------------------------
                     Communications Equipment              29,550    Motorola, Inc.                              472,505        0.2
                     ---------------------------------------------------------------------------------------------------------------
                     Computers & Peripherals               23,020   +Dell Computer Corporation                   618,087        0.3
                                                           40,010    Hewlett-Packard Company                     763,791        0.3
                                                           25,040    International Business Machines
                                                                     Corporation                               2,014,468        0.9
                                                           33,080   +Sun Microsystems, Inc.                      228,252        0.1
                                                                                                              ----------        ---
                                                                                                               3,624,598        1.6
                     ---------------------------------------------------------------------------------------------------------------


                                    16 & 17

                                Merrill Lynch Global Balanced Fund, May 31, 2002

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                     Mercury Master Global Balanced Portfolio (continued)
                     ---------------------------------------------------------------------------------------------------------------
NORTH AMERICA                                             Shares                                                          Percent of
(concluded)          Industries                            Held                Common Stocks                    Value     Net Assets
====================================================================================================================================
United States        Diversified Financials                69,980    Citigroup Inc.                          $ 3,021,736        1.3%
(concluded)                                                24,610    Fannie Mae                                1,969,046        0.9
                                                            9,680    The Goldman Sachs Group, Inc.               730,356        0.3
                                                           61,710    J.P. Morgan Chase & Co.                   2,218,474        1.0
                                                            8,080    Lehman Brothers Holdings, Inc.              492,880        0.2
                                                                                                              ----------       ----
                                                                                                               8,432,492        3.7
                     ---------------------------------------------------------------------------------------------------------------
                     Diversified Telecommunication         48,490    SBC Communications Inc.                   1,662,722        0.8
                     Services                              37,694    Verizon Communications                    1,620,842        0.7
                                                                                                              ----------       ----
                                                                                                               3,283,564        1.5
                     ---------------------------------------------------------------------------------------------------------------
                     Electric Utilities                    95,000    The Southern Company (a)                  2,565,000        1.1
                     ---------------------------------------------------------------------------------------------------------------
                     Food & Drug Retailing                 52,960   +The Kroger Co.                            1,183,656        0.5
                     ---------------------------------------------------------------------------------------------------------------
                     Food Products                         22,100    Kraft Foods Inc. (Class A)                  950,521        0.4
                     ---------------------------------------------------------------------------------------------------------------
                     Health Care Providers & Services      19,050    HCA Inc.                                    935,926        0.4
                     ---------------------------------------------------------------------------------------------------------------
                     Hotels, Restaurants & Leisure         15,260   +International Game Technology               953,750        0.4
                                                           45,390    McDonald's Corporation                    1,358,977        0.6
                                                                                                              ----------       ----
                                                                                                               2,312,727        1.0
                     ---------------------------------------------------------------------------------------------------------------
                     IT Consulting & Services              22,730    Electronic Data Systems Corporation       1,200,599        0.5
                     ---------------------------------------------------------------------------------------------------------------
                     Industrial Conglomerates              59,080    General Electric Company                  1,839,751        0.8
                                                           38,210    Tyco International Ltd.                     838,710        0.4
                                                                                                              ----------       ----
                                                                                                               2,678,461        1.2
                     ---------------------------------------------------------------------------------------------------------------
                     Insurance                             22,430    American International Group, Inc.        1,502,137        0.7
                                                           18,410    Marsh & McLennan Companies, Inc.          1,857,569        0.8
                                                            4,280   +Prudential Financial, Inc.                  147,617        0.1
                                                                                                              ----------       ----
                                                                                                               3,507,323        1.6
                     ---------------------------------------------------------------------------------------------------------------
                     Machinery                             20,270    Ingersoll-Rand Company (Class A)          1,020,594        0.5
                     ---------------------------------------------------------------------------------------------------------------
                     Media                                 22,710   +Clear Channel Communications, Inc.        1,208,853        0.5
                                                           21,820    The McGraw-Hill Companies, Inc.           1,377,497        0.6
                                                           25,760    Omnicom Group Inc.                        2,224,891        1.0
                                                           29,720   +Viacom, Inc. (Class B)                    1,455,091        0.7
                                                                                                              ----------       ----
                                                                                                               6,266,332        2.8
                     ---------------------------------------------------------------------------------------------------------------
                     Multiline Retail                      18,850    The May Department Stores Company           663,143        0.3
                                                           14,790    Wal-Mart Stores, Inc.                       800,139        0.4
                                                                                                              ----------       ----
                                                                                                               1,463,282        0.7
                     ---------------------------------------------------------------------------------------------------------------
                     Oil & Gas                             10,760    ChevronTexaco Corporation                   938,810        0.4
                                                           67,630    Exxon Mobil Corporation                   2,700,466        1.2
                                                                                                              ----------       ----
                                                                                                               3,639,276        1.6
                     ---------------------------------------------------------------------------------------------------------------
                     Personal Products                     19,560    Avon Products, Inc.                       1,035,702        0.5
                                                           30,050    The Procter & Gamble Company              2,690,978        1.2
                                                                                                              ----------       ----
                                                                                                               3,726,680        1.7
                     ---------------------------------------------------------------------------------------------------------------
                     Pharmaceuticals                       16,050    Abbott Laboratories                         762,375        0.3
                                                           14,700    Bristol-Myers Squibb Company                457,464        0.2
                                                           12,020    Eli Lilly and Company                       777,694        0.4
                                                           12,000    Johnson & Johnson                           736,200        0.3
                                                           11,290    Merck & Co., Inc.                           644,659        0.3
                                                          119,025    Pfizer Inc.                               4,118,265        1.8
                                                           15,657    Pharmacia Corporation                       676,226        0.3
                                                           26,230    Wyeth                                     1,455,765        0.7
                                                                                                              ----------       ----
                                                                                                               9,628,648        4.3
                     ---------------------------------------------------------------------------------------------------------------
                     Semiconductor Equipment & Products    28,010    Intel Corporation                           772,796        0.3
                                                           38,100   +Micron Technology, Inc.                     898,398        0.4
                                                                                                              ----------       ----
                                                                                                               1,671,194        0.7
                     ---------------------------------------------------------------------------------------------------------------
                     Software                              54,800   +Microsoft Corporation                     2,789,320        1.2
                     ---------------------------------------------------------------------------------------------------------------
                     Tobacco                               25,259    Philip Morris Companies Inc.              1,446,078        0.6
                     ---------------------------------------------------------------------------------------------------------------
                                                                     Total Investments in North America
                                                                     (Cost--$75,193,643)                      75,937,640       33.6
====================================================================================================================================

PACIFIC BASIN/ASIA
====================================================================================================================================
Australia            Banks                                 63,660    Commonwealth Bank of Australia            1,207,271        0.5
                     ---------------------------------------------------------------------------------------------------------------
                                                                     Total Investments in Australia            1,207,271        0.5
====================================================================================================================================
Hong Kong            Electric Utilities                   365,700    Hong Kong Electric Holdings Limited       1,415,934        0.6
                     ---------------------------------------------------------------------------------------------------------------
                     Industrial Conglomerates              87,044    Hutchison Whampoa Limited                   728,166        0.3
                     ---------------------------------------------------------------------------------------------------------------
                     Real Estate                          130,400    Sun Hung Kai Properties Ltd.              1,023,987        0.5
                     ---------------------------------------------------------------------------------------------------------------
                                                                     Total Investments in Hong Kong            3,168,087        1.4
====================================================================================================================================
Japan                Automobiles                          134,000    Nissan Motor Co., Ltd.                      951,243        0.4
                     ---------------------------------------------------------------------------------------------------------------
                     Beverages                             49,000    Asahi Breweries Limited                     467,080        0.2
                     ---------------------------------------------------------------------------------------------------------------
                     Chemicals                            135,000    Asahi Chemical Industry Co., Ltd.           497,119        0.2
                                                           22,000    Shin-Etsu Chemical Co., Ltd.                886,346        0.4
                                                                                                              ----------       ----
                                                                                                               1,383,465        0.6
                     ---------------------------------------------------------------------------------------------------------------


                                    18 & 19

                                Merrill Lynch Global Balanced Fund, May 31, 2002

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                     Mercury Master Global Balanced Portfolio (continued)
                     ---------------------------------------------------------------------------------------------------------------
PACIFIC BASIN/ASIA                                        Shares                                                          Percent of
(concluded)          Industries                            Held                Common Stocks                    Value     Net Assets
====================================================================================================================================
Japan                Commercial Services & Supplies        12,000    Secom Co., Ltd.                         $   615,930        0.3%
(concluded)          ---------------------------------------------------------------------------------------------------------------
                     Diversified Financials                 9,000    Promise Co., Ltd.                           498,932        0.2
                                                            7,830    Takefuji Corporation                        534,387        0.2
                                                                                                             -----------       ----
                                                                                                               1,033,319        0.4
                     ---------------------------------------------------------------------------------------------------------------
                     Diversified                              395    NTT DoCoMo, Inc. (a)                      1,069,417        0.5
                     Telecommunication Services
                     ---------------------------------------------------------------------------------------------------------------
                     Electronic Equipment & Instruments    69,000    Hitachi Ltd.                                522,622        0.2
                     ---------------------------------------------------------------------------------------------------------------
                     Hotels, Restaurants & Leisure          8,400    Oriental Land Co., Ltd.                     574,642        0.3
                     ---------------------------------------------------------------------------------------------------------------
                     Insurance                                 41   +Millea Holdings, Inc.                       353,491        0.2
                     ---------------------------------------------------------------------------------------------------------------
                     Leisure Equipment & Products          13,000    Fuji Photo Film                             408,525        0.2
                     ---------------------------------------------------------------------------------------------------------------
                     Media                                 73,000    Toppan Printing Co., Ltd.                   814,085        0.4
                     ---------------------------------------------------------------------------------------------------------------
                     Office Electronics                    30,000    Canon, Inc.                               1,155,473        0.5
                     ---------------------------------------------------------------------------------------------------------------
                     Pharmaceuticals                       22,000    Fujisawa Pharmaceutical Co., Ltd.           553,080        0.2
                                                           18,000    Takeda Chemical Industries, Ltd.            810,765        0.4
                                                                                                             -----------       ----
                                                                                                               1,363,845        0.6
                     ---------------------------------------------------------------------------------------------------------------
                     Real Estate                           75,000    Mitsubishi Estate Company, Limited          664,760        0.3
                     ---------------------------------------------------------------------------------------------------------------
                     Semiconductor Equipment & Products     2,000    Rohm Company Ltd.                           294,589        0.1
                     ---------------------------------------------------------------------------------------------------------------
                     Trading Companies & Distributors      62,000    Mitsubishi Corporation                      473,599        0.2
                     ---------------------------------------------------------------------------------------------------------------
                                                                     Total Investments in Japan               12,146,085        5.4
====================================================================================================================================
Singapore            Airlines                              92,400    Singapore Airlines Limited                  656,713        0.3
                     ---------------------------------------------------------------------------------------------------------------
                                                                     Total Investments in Singapore              656,713        0.3
====================================================================================================================================
                                                                     Total Investments in the Pacific
                                                                     Basin/Asia (Cost--$18,274,558)           17,178,156        7.6
====================================================================================================================================

                                                          Face
EUROPE                                                   Amount             Fixed Income Securities
====================================================================================================================================
Austria              Banks                     (Yen)  260,000,000    Oesterreich Kontrollbank, 1.80% due
                                                                     3/22/2010                                 2,235,422        1.0%
                     ---------------------------------------------------------------------------------------------------------------
                                                                     Total Investments in Austria              2,235,422        1.0
====================================================================================================================================
Denmark              Banks                            214,000,000    Deutsche Ausgleichsbank, 1.85% due
                                                                     9/20/2010                                 1,843,726        0.8
                     ---------------------------------------------------------------------------------------------------------------
                                                                     Total Investments in Denmark              1,843,726        0.8
====================================================================================================================================
France               Foreign Government        (Euro)   1,850,000    French Btan, 4.50% due 7/12/2006          1,707,465        0.8
                     Obligations                                     French OAT:
                                                        4,040,000        5.25% due 4/25/2008                   3,822,985        1.7
                                                        1,880,000        5.75% due 10/25/2032                  1,807,598        0.8
                     ---------------------------------------------------------------------------------------------------------------
                                                                     Total Investments in France               7,338,048        3.3
====================================================================================================================================
Germany              Foreign Government                              Bundesobligation:
                     Obligations                        2,360,000        5% due 8/19/2005                      2,229,251        1.0
                                                        5,050,000        5% due 2/17/2006                      4,768,870        2.1
                                                                     Bundesrepublik Deutschland:
                                                        5,200,000        3.131% due 9/20/2004                  4,842,852        2.2
                                                        3,220,000        6% due 7/04/2007                      3,158,856        1.4
                     ---------------------------------------------------------------------------------------------------------------
                                                                     Total Investments in Germany             14,999,829        6.7
====================================================================================================================================
Italy                Banks                                910,000    Unicredito Italiano SpA, 6% due
                                                                     3/16/2011                                   848,736        0.4
                     ---------------------------------------------------------------------------------------------------------------
                     Foreign Government        (Yen)  885,000,000    Republic of Italy, 1.80% due
                     Obligations                                     2/23/2010                                 7,592,894        3.3
                     ---------------------------------------------------------------------------------------------------------------
                                                                     Total Investments in Italy                8,441,630        3.7
====================================================================================================================================
Netherlands          Foreign Government                              Netherlands Government Bond:
                     Obligations               (Euro)   3,070,000        5.75% due 2/15/2007                   2,972,438        1.3
                                                        1,820,000        5.50% due 7/15/2010                   1,735,875        0.8
                     ---------------------------------------------------------------------------------------------------------------
                                                                     Total Investments in the Netherlands      4,708,313        2.1
====================================================================================================================================
Sweden               Foreign Government        Skr     53,700,000    Swedish Government Bond, 3.50% due
                     Obligations                                     4/20/2006                                 5,163,375        2.3
                     ---------------------------------------------------------------------------------------------------------------
                                                                     Total Investments in Sweden               5,163,375        2.3
====================================================================================================================================
United Kingdom       Diversified               (Euro)     930,000    OTE PLC, 6.125% due 2/07/2007               882,396        0.4
                     Telecommunication
                     Services
                     ---------------------------------------------------------------------------------------------------------------
                                                                     Total Investments in the United
                                                                     Kingdom                                     882,396        0.4
====================================================================================================================================
                                                                     Total Investments in Europe
                                                                     (Cost--$44,211,885)                      45,612,739       20.3
====================================================================================================================================

NORTH AMERICA
====================================================================================================================================
Canada               Foreign Government        C$       1,520,000    Canadian Government Bond, 6% due
                     Obligations                                     6/01/2011                                 1,027,094        0.5
                     ---------------------------------------------------------------------------------------------------------------
                                                                     Total Investments in Canada               1,027,094        0.5
====================================================================================================================================


                                    20 & 21

                                Merrill Lynch Global Balanced Fund, May 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                     Mercury Master Global Balanced Portfolio (concluded)
                     ---------------------------------------------------------------------------------------------------------------
NORTH AMERICA                                            Face                                                             Percent of
(concluded)          Industries                         Amount             Fixed Income Securities              Value     Net Assets
====================================================================================================================================
United States        US Government                                   US Treasury Bonds:
                     Obligations               US$      3,580,000        8% due 11/15/2021                   $ 4,521,289        2.0%
                                                        1,310,000        6.25% due 5/15/2030                   1,402,161        0.6
                                                                     US Treasury Notes:
                                                        3,920,000        3% due 2/29/2004                      3,919,388        1.7
                                                        4,488,000        3.625% due 3/31/2004                  4,530,425        2.0
                                                        1,750,000        3.50% due 11/15/2006                  1,698,389        0.8
                     ---------------------------------------------------------------------------------------------------------------
                                                                     Total Investments in the United
                                                                     States                                   16,071,652        7.1
====================================================================================================================================
                                                                     Total Investments in North America
                                                                     (Cost--$16,853,695)                      17,098,746        7.6
====================================================================================================================================

PACIFIC BASIN/ASIA
====================================================================================================================================
Japan                Banks                     (Yen)  403,000,000    International Bank for
                                                                     Reconstruction & Development, 2%
                                                                     due 2/18/2008                             3,514,954        1.6
                     ---------------------------------------------------------------------------------------------------------------
                                                                     Total Investments in the Pacific
                                                                     Basin/Asia (Cost--$3,953,165)             3,514,954        1.6
====================================================================================================================================

                                                                          Short-Term Securities
====================================================================================================================================
                     Commercial Paper*         US$      1,500,000    General Electric Capital Corp.,
                                                                     1.82% due 6/03/2002                       1,499,848        0.7
                                                       10,066,000    General Motors Acceptance Corp.,
                                                                     1.91% due 6/03/2002                      10,064,932        4.5
                                                                                                            ------------      -----
                                                                                                              11,564,780        5.2
                     ---------------------------------------------------------------------------------------------------------------
                     US Government                      4,000,000    US Treasury Bills, 1.78% due
                     Obligations*                                    6/13/2002                                 3,998,160        1.8
                     ---------------------------------------------------------------------------------------------------------------
                                                                     Total Investments in Short-Term
                                                                     Securities (Cost--$15,562,407)           15,562,940        7.0
====================================================================================================================================
                     Total Investments (Cost--$225,639,664)                                                  228,031,997      101.3
                     Unrealized Depreciation on Forward Foreign Exchange Contracts**                          (2,907,056)      (1.3)
                     Variation Margin on Financial Futures Contracts***                                           (4,481)       0.0
                     Liabilities in Excess of Other Assets                                                      (110,505)       0.0
                                                                                                            ------------      -----
                     Net Assets                                                                             $225,009,955      100.0%
                                                                                                            ============      =====
====================================================================================================================================

  +   Non-income producing security.
  * Commercial Paper and certain US Government Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.
 **   Forward foreign exchange contracts as of May 31, 2002 were as follows:

      --------------------------------------------------------------------------
      Foreign
      Currency                                     Expiration        Unrealized
      Purchased                                       Date          Appreciation
      --------------------------------------------------------------------------
      C$            1,590,000                      June 2002          $ 25,022
      (Euro)        8,755,324                      June 2002           284,535
      Skr           5,780,325                      June 2002            30,867
      --------------------------------------------------------------------------
      Total (US$ Commitment--$9,469,020)                              $340,424
                                                                      --------
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
      Foreign
      Currency                                     Expiration        Unrealized
      Sold                                            Date          Depreciation
      --------------------------------------------------------------------------
      C$            3,140,000                      June 2002        $   (76,069)
      (Euro)       36,494,273                      June 2002         (2,233,994)
      (pound)       2,740,377                      June 2002             (3,905)
      (Yen)     2,013,647,321                      June 2002           (556,556)
      Skr          51,400,000                      June 2002           (376,956)
      --------------------------------------------------------------------------
      Total (US$ Commitment--$58,400,990)                           $(3,247,480)
                                                                    -----------
      --------------------------------------------------------------------------
      Total Unrealized Depreciation on
      Forward Foreign Exchange Contracts--Net                       $(2,907,056)
                                                                    ===========
      --------------------------------------------------------------------------

***   Financial futures contracts purchased as of May 31, 2002 were as follows:

      --------------------------------------------------------------------------
      Number of                                         Expiration
      Contracts       Issue            Exchange             Date         Value
      --------------------------------------------------------------------------
           5        NASDAQ 100     Chicago Mercantile    June 2002     $604,750
      --------------------------------------------------------------------------
      Total Financial Futures Contracts
      Purchased (Total Contract Price--$633,500)                       $604,750
                                                                       ========
      --------------------------------------------------------------------------

      Financial futures contracts sold as of May 31, 2002 were as follows:

      --------------------------------------------------------------------------
      Number of                                         Expiration
      Contracts       Issue            Exchange             Date         Value
      --------------------------------------------------------------------------
          30        Hang Seng           HSIK2            June 2002    $2,182,720
      --------------------------------------------------------------------------
      Total Financial Futures Contracts
      Sold (Total Contract Price--$2,215,605)                         $2,182,720
                                                                      ==========
      --------------------------------------------------------------------------

(a) All or a portion of security held as collateral for open financial futures contracts.

      See Notes to Financial Statements.


                                    22 & 23

                                Merrill Lynch Global Balanced Fund, May 31, 2002

STATEMENT OF ASSETS AND LIABILITIES

MERCURY MASTER
GLOBAL BALANCED
PORTFOLIO          As of May 31, 2002
======================================================================================================================
Assets:            Investments, at value (including securities loaned of $3,716,531)
                   (identified cost--$225,639,664) ....................................                  $ 228,031,997
                   Investments held as collateral for loaned securities, at value .....                      3,802,500
                   Cash ...............................................................                          5,225
                   Cash on deposit for financial futures contracts ....................                        190,773
                   Foreign cash (Cost--$718,158) ......................................                        732,952
                   Receivables:
                     Securities sold ..................................................    $3,657,562
                     Interest .........................................................       848,641
                     Dividends ........................................................       634,915
                     Forward foreign exchange contracts ...............................        82,144
                     Contributions ....................................................         9,470
                     Loaned securities ................................................         7,741        5,240,473
                                                                                           ----------
                   Prepaid expenses ...................................................                          2,165
                                                                                                         -------------
                   Total assets .......................................................                    238,006,085
                                                                                                         -------------
======================================================================================================================
Liabilities:       Unrealized depreciation on forward foreign exchange contracts ......                      2,907,056
                   Collateral on securities loaned, at value ..........................                      3,802,500
                   Payables:
                     Securities purchased .............................................     5,000,499
                     Withdrawals ......................................................       667,289
                     Forward foreign exchange contracts ...............................       466,694
                     Investment adviser ...............................................       105,580
                     Variation margin .................................................         4,481        6,244,543
                                                                                           ----------
                   Accrued expenses ...................................................                         42,031
                                                                                                         -------------
                   Total liabilities ..................................................                     12,996,130
                                                                                                         -------------
======================================================================================================================
Net Assets:        Net assets .........................................................                  $ 225,009,955
                                                                                                         =============
======================================================================================================================
Net Assets         Investors' capital .................................................                  $ 225,460,385
Consist of:        Unrealized depreciation on investments and foreign currency
                   transactions--net ..................................................                       (450,430)
                                                                                                         -------------
                   Net assets .........................................................                  $ 225,009,955
                                                                                                         =============
======================================================================================================================

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

MERCURY MASTER
GLOBAL BALANCED
PORTFOLIO             For the Six Months Ended May 31, 2002
=====================================================================================================================
Investment Income:    Interest .......................................................                    $ 1,735,718
                      Dividends (net of $105,757 foreign withholding tax) ............                      1,437,696
                      Securities lending--net ........................................                          8,438
                                                                                                          -----------
                      Total income ...................................................                      3,181,852
                                                                                                          -----------
=====================================================================================================================
Expenses:             Investment advisory fees .......................................    $   736,828
                      Accounting services ............................................         70,249
                      Custodian fees .................................................         67,295
                      Professional fees ..............................................         28,196
                      Trustees' fees and expenses ....................................         13,571
                      Pricing fees ...................................................          6,733
                      Printing and shareholder reports ...............................          1,867
                      Other ..........................................................          6,229
                                                                                          -----------
                      Total expenses .................................................                        930,968
                                                                                                          -----------
                      Investment income--net .........................................                      2,250,884
                                                                                                          -----------
=====================================================================================================================
Realized &            Realized gain (loss) from:
Unrealized Gain         Investments--net .............................................     (8,835,261)
(Loss) on               Foreign currency transactions--net ...........................      2,708,699      (6,126,562)
Investments &                                                                             -----------
Foreign Currency      Change in unrealized appreciation/depreciation on:
Transactions--Net:      Investments--net .............................................      7,734,052
                        Foreign currency transactions--net ...........................     (4,502,970)      3,231,082
                                                                                          -----------     -----------
                      Total realized and unrealized loss on investments and foreign
                      currency transactions--net .....................................                     (2,895,480)
                                                                                                          -----------
                      Net Decrease in Net Assets Resulting from Operations ...........                    $  (644,596)
                                                                                                          ===========
=====================================================================================================================

      See Notes to Financial Statements.


                                    24 & 25

                                Merrill Lynch Global Balanced Fund, May 31, 2002

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              For the Six         For the
MERCURY MASTER                                                                                Months Ended       Year Ended
GLOBAL BALANCED                                                                                 May 31,         November 30,
PORTFOLIO          Increase (Decrease) in Net Assets:                                             2002              2001
============================================================================================================================
Operations:        Investment income--net ...............................................    $   2,250,884     $   6,814,650
                   Realized loss on investments and foreign currency transactions--net ..       (6,126,562)      (38,983,374)
                   Change in unrealized appreciation/depreciation on investments and
                   foreign currency transactions--net ...................................        3,231,082        (1,969,469)
                                                                                             -------------     -------------
                   Net decrease in net assets resulting from operations .................         (644,596)      (34,138,193)
                                                                                             -------------     -------------
============================================================================================================================
Capital            Proceeds from contributions ..........................................        3,073,462         9,476,501
Transactions:      Fair value of withdrawals ............................................      (45,832,125)      (98,132,041)
                                                                                             -------------     -------------
                   Net decrease in net assets derived from capital transactions .........      (42,758,663)      (88,655,540)
                                                                                             -------------     -------------
============================================================================================================================
Net Assets:        Total decrease in net assets .........................................      (43,403,259)     (122,793,733)
                   Beginning of period ..................................................      268,413,214       391,206,947
                                                                                             -------------     -------------
                   End of period ........................................................    $ 225,009,955     $ 268,413,214
                                                                                             =============     =============
============================================================================================================================

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

MERCURY MASTER                                                                                                 For the
GLOBAL BALANCED                                                                                                Period
PORTFOLIO                                                         For the Six         For the Year Ended      April 30,
                     The following ratios have been derived       Months Ended           November 30,         1999+ to
                     from information provided in the financial      May 31,        ---------------------     Nov. 30,
                     statements.                                      2002            2001         2000         1999
=======================================================================================================================
Total Investment                                                       (.20%)++           --           --           --
Return:                                                             ========        ========     ========     ========
=======================================================================================================================
Ratios to Average    Expenses ..................................        .76%*           .70%         .70%         .70%*
Net Assets:                                                         ========        ========     ========     ========
                     Investment income--net ....................       1.83%*          2.09%        1.75%        2.10%*
                                                                    ========        ========     ========     ========
=======================================================================================================================
Supplemental         Net assets, end of period (in thousands) ..    $225,010        $268,413     $391,207     $480,752
Data:                                                               ========        ========     ========     ========
                     Portfolio turnover ........................      59.43%         116.69%      117.12%       71.04%
                                                                    ========        ========     ========     ========
=======================================================================================================================

 *    Annualized.
 +    Commencement of operations.
++    Aggregate total investment return.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

MERCURY MASTER GLOBAL BALANCED PORTFOLIO

1. Significant Accounting Policies:

Mercury Master Global Balanced Portfolio (the "Portfolio") is a series of Mercury Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


                                    26 & 27

                                Merrill Lynch Global Balanced Fund, May 31, 2002

MERCURY MASTER GLOBAL BALANCED PORTFOLIO

o Options--The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts--The Portfolio is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures--The Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass through" entity, the Portfolio pays no income dividends or capital gains distributions. Therefore, no Federal income tax provision is required. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis. As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $140,498 reduction in cost of securities (which, in turn, results in a corresponding $140,498 increase in net unrealized depreciation and a corresponding $140,498 decrease in undistributed net investment income), based on securities held by the Fund as of November 30, 2001.

The effect of this change for the six months ended May 31, 2002 was to increase net investment income by $4,532, increase net unrealized depreciation by $80,811 and increase net realized capital losses by $55,155. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(f) Securities lending--The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US Government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers International Limited ("MLIMIL"), an affiliate of Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLIMIL is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at an annual rate of .60% of the average daily value of the Portfolio's net assets. The Trust has entered into a Sub-Advisory Agreement with FAM with respect to the Portfolio, pursuant to which FAM provides investment advisory services with respect to the Portfolio's daily cash assets. MLIMIL has agreed to pay FAM a fee in an amount to be determined from time to time by both parties but in no event in excess of the amount that MLIMIL actually receives for providing services to the Trust pursuant to the Investment Advisory Agreement.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Portfolio also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by FAM or its affiliates. As of May 31, 2002, all of the cash collateral of $3,802,500 was invested in the Merrill Lynch Premier Institutional Fund. For the six months ended May 31, 2002, QA Advisors received $64 in securities lending agent fees.

For the six months ended May 31, 2002, the Portfolio paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $221 for security price quotations to compute the net asset value of the Fund.

In addition, MLPF&S received $11,576 in commissions on the execution of the portfolio security transactions for the Portfolio for the six months ended May 31, 2002.

For the six months ended May 31, 2002, the Fund reimbursed FAM $8,099 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of MLIMIL, FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 2002 were $139,319,190 and $191,341,482, respectively.


                                    28 & 29

                                Merrill Lynch Global Balanced Fund, May 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

MERCURY MASTER GLOBAL BALANCED PORTFOLIO

Net realized gains (losses) for the six months ended May 31, 2002 and net unrealized gains (losses) as of May 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                                  Realized          Unrealized
                                               Gains (Losses)     Gains (Losses)
--------------------------------------------------------------------------------
Investments:
  Long-term ............................        $(8,601,328)       $ 2,391,800
  Short-term ...........................               (240)               533
  Financial futures contracts ..........           (233,693)             4,135
                                                -----------        -----------
Total investments ......................         (8,835,261)         2,396,468
                                                -----------        -----------
Currency transactions:
  Foreign currency transactions ........          2,768,046             60,158
  Forward foreign exchange contracts ...            (59,347)        (2,907,056)
                                                -----------        -----------
Total currency transactions ............          2,708,699         (2,846,898)
                                                -----------        -----------
Total ..................................        $(6,126,562)       $  (450,430)
                                                ===========        ===========
--------------------------------------------------------------------------------

As of May 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $2,311,522, of which $11,644,885 related to appreciated securities and $9,333,363 related to depreciated securities. At May 31, 2002, the aggregate cost of investments for Federal income tax purposes was $225,720,475.

4. Commitments:

At May 31, 2002, the Portfolio had entered into foreign exchange contracts, in addition to the contracts listed in the Schedule of Investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $1,982,000 and $379,000, respectively.

5. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by MLIMIL and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund investors' withdrawals and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the facility. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Portfolio did not borrow under the credit agreement during the six months ended May 31, 2002.

PORTFOLIO INFORMATION

Worldwide Investments As of May 31, 2002

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
BP Amoco PLC ......................................................      1.9%
Pfizer Inc. .......................................................      1.8
Citigroup Inc. ....................................................      1.3
Microsoft Corporation .............................................      1.2
Nestle SA (Registered Shares) .....................................      1.2
Exxon Mobil Corporation ...........................................      1.2
The Procter & Gamble Company ......................................      1.2
Bank of America Corporation .......................................      1.1
The Southern Company ..............................................      1.1
Total FinaElf SA ..................................................      1.0
--------------------------------------------------------------------------------

                                                                      Percent of
Ten Largest Fixed Income Holdings                                     Net Assets
--------------------------------------------------------------------------------
Republic of Italy, 1.80% due 2/23/2010 ............................      3.3%
Swedish Government Bond, 3.50% due 4/20/2006 ......................      2.3
Bundesrepublik Deutschland, 3.131% due 9/20/2004 ..................      2.2
Bundesobligation, 5% due 2/17/2006 ................................      2.1
US Treasury Notes, 3.625% due 3/31/2004 ...........................      2.0
US Treasury Bonds, 8% due 11/15/2021 ..............................      2.0
French OAT, 5.25% due 4/25/2008 ...................................      1.7
US Treasury Notes, 3% due 2/29/2004 ...............................      1.7
International Bank for Reconstruction & Development,
  2% due 2/18/2008 ................................................      1.6
Bundesrepublik Deutschland, 6% due 7/04/2007 ......................      1.4
--------------------------------------------------------------------------------

                                                                      Percent of
Asset Mix                                                             Net Assets
--------------------------------------------------------------------------------
Common Stock ......................................................     65.0%
Fixed Income Securities ...........................................     29.4
Cash Equivalents ..................................................      5.6
                                                                       -----
Total .............................................................    100.0%
                                                                       =====
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries (Equity Investments)                          Net Assets
--------------------------------------------------------------------------------
Banks .............................................................      7.4%
Pharmaceuticals ...................................................      7.2
Oil & Gas .........................................................      5.3
Diversified Financials ............................................      5.0
Media .............................................................      4.1
--------------------------------------------------------------------------------

                                                                      Percent of
Geographic Allocation                                                Net Assets+
--------------------------------------------------------------------------------
United States .....................................................     40.7%
United Kingdom ....................................................      9.0
Germany ...........................................................      7.4
Japan .............................................................      7.0
France ............................................................      6.8
Italy .............................................................      5.4
Switzerland .......................................................      3.5
Netherlands .......................................................      3.4
Sweden ............................................................      3.0
Hong Kong .........................................................      1.4
Ireland ...........................................................      1.2
Austria ...........................................................      1.0
Spain .............................................................      1.0
Denmark ...........................................................      0.8
Finland ...........................................................      0.7
Belgium ...........................................................      0.7
Australia .........................................................      0.5
Canada ............................................................      0.5
Singapore .........................................................      0.3
--------------------------------------------------------------------------------

+     Total may not equal 100%.


                                    30 & 31

[LOGO] Merrill Lynch  Investment Managers
                                                               [GRAPHIC OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Global Balanced Fund
of Mercury Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper             #MLBAL--5/02